EXCHANGE TRADED CONCEPTS TRUST
(the “Trust”)

Yorkville High Income Infrastructure MLP ETF
(the “Fund”)

Supplement dated June 29, 2015 to the Fund’s currently effective Summary Prospectus

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for the Fund and should be read in conjunction with the Fund’s Summary Prospectus.

A joint special meeting of the shareholders of the Fund was held on May 26, 2015 (the “Meeting”).  At the Meeting, shareholders of record of the Fund at the close of business on March 27, 2015:

(1)	approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser (the “Adviser”);

(2)	approved a new sub-advisory agreement between the Adviser and Yorkville ETF Advisors, LLC;

(3)	approved a new sub-advisory agreement between the Adviser and Penserra Capital Management LLC; and

(4)	elected Timothy J. Jacoby as a Trustee of the Trust (shareholders of all series of the Trust, including the Fund, voted together on this proposal).

Please call 1-855-YES-YETF for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.